UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders

UBS Relationship Funds

Annual Report  |  December 31, 2018

President’s letter

February 15, 2019

Dear Shareholder,

While the sharp drawdown in global risk assets in the fourth quarter of 2018 stands in stark contrast to their placid uptrends in 2017, there is still something familiar in recent price action. In several ways, market behavior late in 2018 and to start 2019 resembles that of late 2015/early 2016.

Drawdowns across global equity indexes in 2018 have generally been more severe than those of three years ago, while the rise in credit spreads and decline in Treasury yields have been roughly half those in the prior period. A sharp decline in oil prices, driven by both supply and demand factors, has been a common element that has fed into weakness in the prices of risk assets. Arguably, the underlying concerns among investors in these two periods are similar as well—fears of a Fed policy mistake amid slowing global growth.

With the potential for continued volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and the potential for downside protection takes on a new dimension. At UBS Asset Management (Americas) Inc. (“UBS AM”), our teams have distinct viewpoints and philosophies, but they all share one goal—to provide you with access to a broad range of investment solutions and superior investment performance.

In recent years, UBS AM has committed to being an industry leader in sustainable investment strategies that screen potential opportunities based on environmental, social and corporate governance criteria, in addition to traditional investment analysis. We believe that the integration of material sustainability criteria often leads to better-informed investment decisions and provides powerful diversification benefits to a portfolio across all asset classes.

At UBS AM our goal is to integrate environmental, social and governance considerations into all of our investment decisions. Over the past few years, greater levels of corporate disclosure have provided the opportunity to integrate ESG into fixed income, particularly corporate credit. Our credit analysts are at the center of ESG integration in fixed income because we believe they are best placed to make use of their in-depth knowledge of issuers and experience in fundamental analysis to provide the context in which to consider sustainability issues. They aggregate quantitative and qualitative data, consider its relevance and materiality, put it into an appropriate recommendation framework, and then also make judgments based on sometimes incomplete and imperfect information.

Our commitment to sustainable offerings continues to broaden the depth and breadth of UBS mutual fund offerings. Our goal is to give investors the ability to build portfolios that can help them meet their financial goals. And, in the end, diversification across a range of asset classes and investment styles remains imperative, particularly in the late stages of an economic recovery.

Amid the return of volatility, we believe active managers are in a better position to take advantage of market dislocations and to seek to add value over broad market returns. We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

President’s letter

Sincerely,

Igor Lasun

President

UBS Relationship Funds

Executive Director

UBS Asset Management (Americas) Inc.

The markets in review

Global growth moderates

The US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product (“GDP”) grew at a 2.2% seasonally adjusted annualized rate during the first quarter of 2018. Second quarter 2018 GDP then grew at a 4.2% rate—the strongest pace since the third quarter of 2014. GDP growth then moderated to 3.4% during the third quarter. Finally, the US Commerce Department’s initial estimate for fourth quarter GDP growth in the US was delayed due to the partial government shutdown.

As expected, the US Federal Reserve Board (the “Fed”) continued to tighten monetary policy during the reporting period. Specifically, the Fed raised rates at its meetings in March, June, September and December 2018. With its last rate hike, the federal funds rate1 moved to a range between 2.25% and 2.50%. In addition, the Fed continued reducing its balance sheet. The Fed currently anticipates making two additional 0.25% rate hikes in 2019, although this will be data dependent.

From a global perspective, in its October 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”) said, “Global growth for 2018–19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April 2018 and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” The IMF projected that 2018 growth in the eurozone would be 2.0%, versus 2.4% in 2017. Japan’s economy was expected to expand 1.1% in 2018, compared to 1.7% in 2017. Meanwhile, the IMF projected that overall growth in emerging market countries would be 4.7% in 2018, unchanged from 2017.

Global equities: A broad-based decline

The global equity market generated poor results during the reporting period. US equities posted positive returns during seven of the first nine months of the year. Supporting the market were corporate profits that often exceeded expectations, in part fueled by the December 2017 tax reform bill. However, those gains were more than offset by a sharp decline over the last three months of the period. In late December 2018, the US stock market, as measured by the S&P 500 Index,2 narrowly averted its first bear market (a decline of 20% from its peak) in a decade. Signs of moderating global growth, an ongoing trade dispute between the US and China, concerns over future Fed rate hikes and a partial government shutdown negatively impacted investor sentiment. All told, the S&P 500 Index fell 4.38% in 2018—its largest calendar year decline since 2008. Returns were even weaker outside the US. International developed equities, as measured by the MSCI EAFE Index (net),3 returned -13.79% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 fell 14.58%.

[1]	The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis.
[2]

The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]

The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]

The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market produces weak results

The global fixed income market posted weak results during the reporting period. In the US, short-term Treasury yields moved higher in concert with the Fed’s four interest rate hikes. Longer-term Treasury yields also rose, albeit to a lesser extent. For the year as a whole, the yield on the US 10-year Treasury rose from 2.40% to 2.69% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,5 returned 0.01% for the 12 months ended December 31, 2018. Returns of riskier fixed income securities were even weaker. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,6 returned -2.27% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 fell 4.61%.

[5]

The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[6]

The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

[7]

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2018, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned -12.92%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned -4.78%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The year 2018 saw strong earnings growth and dramatic contraction of price-earnings multiples in the U.S. equity market. Multiples contract when the market believes earnings growth will falter or slow. With the U.S. economy at very strong levels, there is concern that margins may have peaked and that a recession is around the corner. We are not in the recession camp at this time. We believe the U.S. economy will remain strong in 2019. That said, with increasing wages and tariff uncertainty, it is wise to be cautious on margins. Against this backdrop, the U.S. stock market looks very attractive to us today, and we are heartened by the spread in valuation opportunities both within and across sectors.

During times when emotions such as fear or greed dominate the market, our disciplined approach is most challenged. Today, fear is the underlying theme. We believe that adherence to our discipline will generate strong performance over time. We do not know when the fear level will drop, but we do know that prices tend to move to fair value over time. Today, we are presented with and seek to take advantage of what we believe are tremendous price/value opportunities.

We appreciate your continued support of our team and process, which we believe will be rewarded in 2019.

Portfolio performance summary1

What worked:

•	Amazon.com was the Fund’s top performer for the 12 months ended December 31, 2018.

•

Amazon’s outperformance was driven by continued strength in the company’s e-commerce and cloud services businesses. We believe the company will continue to grow as it expands its Amazon Prime service, and increases its network of fulfillment centers and the number of merchandise segments. (For details, see “Portfolio highlights.”)

•	Stock selection in the consumer discretionary sector made a positive contribution to performance.

•

Netflix’s share price rallied during the first half of the year, after the company continued to report strong earnings. Netflix increased subscriber and pricing estimates, based mainly on the strength of international markets. We sold out of the stock in April 2018 as it reached our estimate of intrinsic value.

•

TJX Companies reported strong third-quarter results, with solid increases in same-store sales, bolstered by higher comparables at its MarMaxx division. Both store traffic and average sales saw increases during the period, implying that TJX and the off-price business model continue to gain market share from other retailers. (For details, see “Portfolio highlights.”)

•	The Fund benefited from several other stock selection decisions.

•

Eli Lilly’s share price increased after the company announced six-month data from a new diabetes treatment at the European Diabetes meeting. The company’s weekly injectable drug showed results competitive with Novo’s oral treatment, as well as various other similar drugs. In our view, Lilly remains attractive versus other U.S. large-cap pharmaceuticals.

1 For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

•

salesforce.com’s share price continued to rally on the back of strong quarterly results. We expect the company to continue its leadership in software as a service (SaaS) and the cloud, and to deliver financial returns above expectations. We believe the company is finally focused on profitability, and is containing its spending on stock compensation to a reasonable level.

•	The Fund did not invest in derivatives during the reporting period.

What didn’t work:

•	An overweight to the financials sector hindered relative returns during the 12 months ended December 31, 2018.

•	Certain stock selection decisions detracted from Fund performance during the reporting period. We continue to hold these stocks in the Fund.

•

Western Digital was the largest detractor during the 12-month period. The company’s underperformance was driven by weakening near-term NAND memory pricing and Western Digital’s decision to cut wafer starts and capital spending in October 2018. While these moves will be headwinds to near-term revenue, we believe it is the right strategy to bring supply and demand back into balance for the industry. We are encouraged by signs that other industry participants are following Western Digital’s lead. We continue to believe the memory industry will be more profitable in the future than was the case historically, and feel confident about Western Digital’s future.

•

Shares of Synchrony Financial came under pressure after Walmart filed a lawsuit claiming that Synchrony’s underwriting standards have harmed the merchant. We believe that the stock price decline represented an overreaction, as the market was already discounting the stock based on the likelihood that it would lose its relationship with Sam’s Club.

•

Philip Morris detracted from performance during the reporting period. While the company has experienced disruption from the recent growth in next generation products like Juul in the U.S., we believe Philip Morris is well positioned to grow the next gen product category. The recent selloff in the stock is overdone, in our view. We believe the company will benefit from the stability of earnings in tobacco due to the regulated environment in which it operates. (For details, see “Portfolio highlights.”)

•

While Gardner Denver’s share price underperformed during the period, we believe it can be attributed to the overall weakness of the energy sector. Productivity in the Permian Basin has hit an inflection point where the rate of change for improvement has started to slow down, particularly from a capital efficiency standpoint. (For details, see “Portfolio highlights.”)

•

LKQ Corporation provides alternative parts to repair and accessorize vehicles. We believe the company has a durable franchise, with sticky customer relationships and accelerating profits. Management is credible, in our view, and has executed well in a tough cyclical environment. Profits are driven by cyclical (vehicle age) and structural factors (price competition among insurance companies and geographic expansion). We believe that profits can accelerate over the next few years, driven by cyclical tailwinds in the U.S. and structural tailwinds in Europe.

Portfolio highlights

•

Amazon.com provides online retail shopping services. We believe that Amazon’s revenue will continue to grow at high double-digit rates as it expands its Amazon Prime service to include lower price and/or faster delivery, video services and potentially other benefits; expands its network of fulfillment centers; increases the number of

UBS U.S. Equity Alpha Relationship Fund

merchandise segments it sells; increases its hardware offerings to facilitate the delivery of Amazon content; and as Amazon Web Services continues to lead the public Cloud IT infrastructure market.

•

TJX Companies is the leading off-price apparel and home fashions retailer in the world. TJX’s flexible business model includes opportunistic buying, inventory management, logistics and store layouts. It is designed to give customers a compelling value proposition and a treasure hunt shopping experience to discover brand name and designer merchandise. TJX has been a high quality operator in the off-price channel for over 30 years with a proven ability to grow sales and take share in a changing retail distribution model. We believe that a significant increase in competitor store closings over the next few years will provide a unique tailwind for the business.

•

Philip Morris is a leading player in the global cigarette and tobacco market. The company has a time-tested ability to accurately model demand in spite of the complexities around regulation, taxation and demographics. In addition, Philip Morris’s regulatory and consumption risk is well diversified, as the company operates in over 180 markets globally. The tobacco sector enjoys attractive and currently unique industry dynamics, including pricing power, upside margin potential, and strong cash generation and returns. The evolution of a new tobacco subsector known as RRPs (Reduced Risk Products) adds material upside potential.

•

Gardner Denver is a manufacturer of process controls for the industrial, energy and medical markets. Within these end markets, the company focuses on niche segments with attractive economics where it can sustain a market leadership position. We have a high level of conviction in Gardner Denver’s management team. We believe the business is in the early stages of a multiyear portfolio transformation that will result in a structurally higher-return, higher-growth business.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2018. The views and opinions in the letter were current as of February 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2018 (unaudited)

	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	(12.92)%	7.12%	12.47%
Russell 1000 Index[1]	(4.78)%	8.21%	13.28%

[1]

The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2018 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings (long holdings)

Percentage of net assets
Amazon.com, Inc.	5.5%

UnitedHealth Group, Inc.	4.2

Marsh & McLennan Cos., Inc.	3.5

Facebook, Inc., Class A	3.4

TJX Cos., Inc./The	3.2

JPMorgan Chase & Co.	3.1

Simon Property Group, Inc.	2.9

Philip Morris International, Inc.	2.7

Johnson & Johnson	2.7

Visa, Inc., Class A	2.6
Total	33.8%

Top ten holdings (short holdings)

Percentage of net assets
Healthcare Services Group, Inc.	(1.2)%

Twitter, Inc.	(1.2)

Planet Fitness, Inc., Class A	(1.0)

Teva Pharmaceutical Industries Ltd. ADR	(1.0)

Ligand Pharmaceuticals, Inc.	(0.9)

Clorox Co./The	(0.8)

Mettler-Toledo International, Inc.	(0.7)

TripAdvisor, Inc.	(0.7)

Citrix Systems, Inc.	(0.7)

VeriSign, Inc.	(0.6)
Total	(8.8)%

Top five issuer breakdown by country or territory of origin (long holdings)

Percentage of net assets
United States	112.3%

Ireland	4.3

Bermuda	3.7

United Kingdom	3.6

Netherlands	1.3
Total	125.2%

Issuer breakdown by country or territory of origin (short holdings)

Percentage of net assets
United States	(24.8)%

Israel	(1.0)

Switzerland	(0.5)

Canada	(0.3)
Total	(26.6)%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—December 31, 2018 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	2.1%

Airlines	2.1

Auto components	1.1

Banks	6.5

Beverages	1.8

Biotechnology	4.0

Building products	3.0

Chemicals	3.7

Commercial services & supplies	0.7

Communications equipment	1.3

Consumer finance	3.7

Distributors	1.4

Diversified financial services	1.4

Electrical equipment	1.2

Electronic equipment, instruments & components	1.6

Energy equipment & services	0.9

Entertainment	5.0

Equity real estate investment trusts	2.9

Food & staples retailing	1.6

Food products	2.4

Health care providers & services	5.4

Hotels, restaurants & leisure	1.7

Household durables	1.5

Insurance	7.6

Interactive media & services	3.4

Internet & direct marketing retail	8.0

IT services	4.2

Life sciences tools & services	1.9

Machinery	4.8

Metals & mining	1.0

Oil, gas & consumable fuels	2.5

Pharmaceuticals	7.5

Semiconductors & semiconductor equipment	13.1

Software	3.9

Specialty retail	5.2

Technology hardware, storage & peripherals	1.3

Tobacco	2.7

Common stocks (concluded)	Percentage of net assets
Wireless telecommunication services	1.5%
Total common stocks	125.6%

Short-term investment	0.8

Investment of cash collateral from securities loaned	1.7
Total investments before investments sold short	128.1%

Investments sold short Common stock	Percentage of net assets
Biotechnology	(2.1)%

Commercial services & supplies	(1.2)

Communications equipment	(1.4)

Electrical equipment	(0.4)

Electronic equipment, instruments & components	(1.1)

Food products	(0.6)

Health care equipment & supplies	(0.5)

Health care providers & services	(1.2)

Hotels, restaurants & leisure	(2.1)

Household durables	(0.5)

Household products	(1.4)

Insurance	(0.5)

Interactive media & services	(1.9)

IT services	(1.5)

Life sciences tools & services	(0.7)

Media	(0.3)

Multiline retail	(0.4)

Pharmaceuticals	(1.0)

Semiconductors & semiconductor equipment	(0.9)

Software	(3.1)

Specialty retail	(2.5)

Technology hardware, storage & peripherals	(0.7)

Textiles, apparel & luxury goods	(0.6)
Total investments sold short	(26.6)%

Total investments, net of investments sold short	101.5%

Liabilities in excess of other assets	(1.5)
Net assets	100.0%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2018

	Number of shares	Value
Common stocks: 125.6%
Aerospace & defense: 2.1%
Spirit AeroSystems Holdings, Inc., Class A1	64,591	$4,656,365

Airlines: 2.1%
Delta Air Lines, Inc.	94,116	4,696,388

Auto components: 1.1%
Aptiv PLC	40,407	2,487,859

Banks: 6.5%
JPMorgan Chase & Co.[1]	71,063	6,937,170
US Bancorp[1]	49,461	2,260,368
Wells Fargo & Co.[1]	117,818	5,429,053

		14,626,591

Beverages: 1.8%
PepsiCo, Inc.[1]	37,557	4,149,297

Biotechnology: 4.0%
Alnylam Pharmaceuticals, Inc.*,1	33,352	2,431,694
Coherus Biosciences, Inc.*	98,000	886,900
Incyte Corp.*	53,618	3,409,569
Ironwood Pharmaceuticals, Inc.*,2	156,401	1,620,314
Lexicon Pharmaceuticals, Inc.*,1	113,823	755,785

		9,104,262

Building products: 3.0%
Allegion PLC	56,500	4,503,615
Masco Corp.	76,209	2,228,351

		6,731,966

Chemicals: 3.7%
Ashland Global Holdings, Inc.	72,505	5,144,955
Eastman Chemical Co.	43,000	3,143,730

		8,288,685

Commercial services & supplies: 0.7%
Stericycle, Inc.*	43,000	1,577,670

Communications equipment: 1.3%
Arista Networks, Inc.*,1	13,660	2,878,162

Consumer finance: 3.7%
American Express Co.[1]	31,939	3,044,425
Synchrony Financial[1]	222,715	5,224,894

		8,269,319

Distributors: 1.4%
LKQ Corp.*	131,001	3,108,654

Diversified financial services: 1.4%
Voya Financial, Inc.	79,285	3,182,500

Electrical equipment: 1.2%
Sensata Technologies Holding PLC*	61,726	2,767,794

Electronic equipment, instruments & components: 1.6%
Jabil, Inc.[1]	149,824	3,714,137

	Number of shares	Value
Energy equipment & services: 0.9%
Halliburton Co.	75,184	$1,998,391

Entertainment: 5.0%
Electronic Arts, Inc.*	31,252	2,466,095
Take-Two Interactive Software, Inc.*	47,225	4,861,341
Walt Disney Co./The	36,515	4,003,870

		11,331,306

Equity real estate investment trusts: 2.9%
Simon Property Group, Inc.[1]	39,223	6,589,072

Food & staples retailing: 1.6%
Walgreens Boots Alliance, Inc.	53,218	3,636,386

Food products: 2.4%
Mondelez International, Inc., Class A1	137,271	5,494,958

Health care providers & services: 5.4%
Laboratory Corp. of America Holdings*	22,057	2,787,123
UnitedHealth Group, Inc.[1]	37,651	9,379,617

		12,166,740

Hotels, restaurants & leisure: 1.7%
Norwegian Cruise Line Holdings Ltd.*,1	91,139	3,863,382

Household durables: 1.5%
Newell Brands, Inc.[1,2]	186,221	3,461,848

Insurance: 7.6%
Aon PLC[1]	37,200	5,407,392
Marsh & McLennan Cos., Inc.	98,677	7,869,491
MetLife, Inc.[1]	95,891	3,937,284

		17,214,167

Interactive media & services: 3.4%
Facebook, Inc., Class A*,1	58,309	7,643,727

Internet & direct marketing retail: 8.0%
Amazon.com, Inc.*,1	8,293	12,455,837
Expedia Group, Inc.[1]	49,370	5,561,531

		18,017,368

IT services: 4.2%
GoDaddy, Inc., Class A*	53,040	3,480,485
Visa, Inc., Class A1	45,214	5,965,535

		9,446,020

Life sciences tools & services: 1.9%
Bio-Rad Laboratories, Inc., Class A*,1	18,317	4,253,574

Machinery: 4.8%
AGCO Corp.	84,924	4,727,719
Gardner Denver Holdings, Inc.*	176,300	3,605,335
Wabtec Corp.[2]	36,783	2,584,006

		10,917,060

Metals & mining: 1.0%
Steel Dynamics, Inc.	73,083	2,195,413

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2018

	Number of shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels: 2.5%
Concho Resources, Inc.*	23,065	$2,370,851
Hess Corp.	81,095	3,284,348

		5,655,199

Pharmaceuticals: 7.5%
Allergan PLC[1]	38,777	5,182,934
Eli Lilly & Co.[1]	42,858	4,959,528
Johnson & Johnson	46,958	6,059,930
Medicines Co./The*,1	44,209	846,160

		17,048,552

Semiconductors & semiconductor equipment: 13.1%
Broadcom, Inc.	18,278	4,647,730
Cirrus Logic, Inc.*	70,010	2,322,932
Lam Research Corp.	18,031	2,455,281
Marvell Technology Group Ltd.	275,282	4,456,816
Microchip Technology, Inc.[2]	36,897	2,653,632
Micron Technology, Inc.*,1	104,411	3,312,961
NXP Semiconductors N.V.	41,030	3,006,679
Skyworks Solutions, Inc.[1]	24,619	1,649,965
Teradyne, Inc.	79,945	2,508,674
Universal Display Corp.[2]	28,018	2,621,644

		29,636,314

Software: 3.9%
salesforce.com, Inc.*	36,767	5,035,976
Ultimate Software Group, Inc./The*	15,898	3,892,943

		8,928,919

Specialty retail: 5.2%
Michaels Cos., Inc./The*,2	332,776	4,505,787
TJX Cos., Inc./The[1]	161,324	7,217,636

		11,723,423

Technology hardware, storage & peripherals: 1.3%
Western Digital Corp.[1]	77,109	2,850,720

Tobacco: 2.7%
Philip Morris International, Inc.[1]	91,950	6,138,582

Wireless telecommunication services: 1.5%
T-Mobile US, Inc.*,1	51,634	3,284,439
Total common stocks (cost $272,835,893)		283,735,209

Investment of cash collateral from securities loaned: 1.7%
Money market fund: 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $3,939,220)	3,939,220	3,939,220

	Number of shares	Value
Short-term investment: 0.8%
Investment company: 0.8%
State Street Institutional U.S. Government Money Market Fund (cost $1,776,502)	1,776,502	$1,776,502
Total investments before investments sold short: 128.1% (cost $278,551,615)		289,450,931

Investments sold short: (26.6)%
Common stocks: (26.6)%
Biotechnology: (2.1)%
Amgen, Inc.	(5,248)	(1,021,628)
Ligand Pharmaceuticals, Inc.	(15,740)	(2,135,918)
OPKO Health, Inc.	(224,475)	(675,670)
United Therapeutics Corp.	(7,611)	(828,838)

		(4,662,054)

Commercial services & supplies: (1.2)%
Healthcare Services Group, Inc.	(65,183)	(2,619,053)

Communications equipment: (1.4)%
Cisco Systems, Inc.	(21,477)	(930,598)
F5 Networks, Inc.	(7,593)	(1,230,294)
Motorola Solutions, Inc.	(9,300)	(1,069,872)

		(3,230,764)

Electrical equipment: (0.4)%
Emerson Electric Co.	(14,409)	(860,938)

Electronic equipment, instruments & components: (1.1)%
National Instruments Corp.	(23,790)	(1,079,590)
Zebra Technologies Corp., Class A	(8,850)	(1,409,186)

		(2,488,776)

Food products: (0.6)%
McCormick & Co., Inc. (Non-Voting)	(10,410)	(1,449,488)

Health care equipment & supplies: (0.5)%
IDEXX Laboratories, Inc.	(5,758)	(1,071,103)

Health care providers & services: (1.2)%
Cardinal Health, Inc.	(15,800)	(704,680)
Henry Schein, Inc.	(16,655)	(1,307,751)
Patterson Cos., Inc.	(34,087)	(670,150)

		(2,682,581)

Hotels, restaurants & leisure: (2.1)%
Hyatt Hotels Corp., Class A	(19,822)	(1,339,967)
Planet Fitness, Inc., Class A	(43,158)	(2,314,132)
Wendy’s Co./The	(76,938)	(1,201,002)

		(4,855,101)

Household durables: (0.5)%
Garmin Ltd.	(16,163)	(1,023,441)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2018

	Number of shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Household products: (1.4)%
Church & Dwight Co., Inc.	(19,299)	$(1,269,102)
Clorox Co./The	(12,507)	(1,927,829)

		(3,196,931)

Insurance: (0.5)%
CNO Financial Group, Inc.	(74,288)	(1,105,405)

Interactive media & services: (1.9)%
TripAdvisor, Inc.	(29,685)	(1,601,209)
Twitter, Inc.	(90,598)	(2,603,786)

		(4,204,995)
IT services: (1.5)%
Cognizant Technology Solutions Corp., Class A	(18,090)	(1,148,353)
FleetCor Technologies, Inc.	(4,452)	(826,826)
VeriSign, Inc.	(10,117)	(1,500,250)

		(3,475,429)

Life sciences tools & services: (0.7)%
Mettler-Toledo International, Inc.	(2,850)	(1,611,903)

Media: (0.3)%
Gannett Co., Inc.	(87,347)	(745,070)

Multiline retail: (0.4)%
Kohl’s Corp.	(14,129)	(937,318)

Pharmaceuticals: (1.0)%
Teva Pharmaceutical Industries Ltd. ADR	(145,400)	(2,242,068)

Semiconductors & semiconductor equipment: (0.9)%
Analog Devices, Inc.	(12,629)	(1,083,947)

	Number of shares	Value
QUALCOMM, Inc.	(17,489)	$(995,299)

		(2,079,246)

Software: (3.1)%
BlackBerry Ltd.	(89,800)	(638,478)
Citrix Systems, Inc.	(15,534)	(1,591,614)
Intuit, Inc.	(4,963)	(976,967)
Oracle Corp.	(31,155)	(1,406,648)
ServiceNow, Inc.	(6,330)	(1,127,056)
Splunk, Inc.	(11,394)	(1,194,661)

		(6,935,424)

Specialty retail: (2.5)%
Abercrombie & Fitch Co., Class A	(66,017)	(1,323,641)
American Eagle Outfitters, Inc.	(52,451)	(1,013,878)
Bed Bath & Beyond, Inc.	(114,951)	(1,301,245)
Gap, Inc./The	(43,900)	(1,130,864)
Williams-Sonoma, Inc.	(16,662)	(840,598)

		(5,610,226)

Technology hardware, storage & peripherals: (0.7)%
Hewlett Packard Enterprise Co.	(58,592)	(774,000)
HP, Inc.	(42,269)	(864,824)

		(1,638,824)

Textiles, apparel & luxury goods: (0.6)%
Under Armour, Inc., Class A	(75,313)	(1,330,781)
Total investments sold short (proceeds $54,488,712)		(60,056,919)

Liabilities in excess of other assets: (1.5)%		(3,420,185)
Net assets: 100.0%		$225,973,827

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 14.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$283,735,209	$—	$—	$283,735,209
Investment of cash collateral from securities loaned	—	3,939,220	—	3,939,220
Short-term investment	—	1,776,502	—	1,776,502
Total	$283,735,209	$5,715,722	$—	$289,450,931
Liabilities
Investments sold short	$(60,056,919)	$—	$—	$(60,056,919)

At December 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.
[2]	Security, or portion thereof, was on loan at the period end.

Portfolio acronym

ADR	American Depositary Receipt

See accompanying notes to financial statements.

UBS Relationship Funds

December 31, 2018 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual expenses

The first line in the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for the Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2018 to December 31, 2018.

UBS Relationship Funds

December 31, 2018 (unaudited)

	Beginning account value July 1, 2018	Ending account value December 31, 2018	Expenses paid during period* 07/01/18-12/31/18	Expense ratio during the period

UBS U.S. Equity Alpha Relationship Fund
Actual	$1,000.00	$852.80	$7.04	1.5074%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.61	7.67	1.5074

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

Financial statements

Statement of assets and liabilities

December 31, 2018

UBS U.S. Equity Alpha Relationship Fund
Assets:
Investments, at cost
Unaffiliated issuers	$278,551,615
Foreign currency	102
$278,551,717

Investments, at value
Unaffiliated issuers[1]	$289,450,931
Foreign currency	91
Cash	2,373
Cash collateral on investments sold short	332,605
Receivable for dividends and interest	344,199
Receivable from affiliate	18,028
Total assets	290,148,227

Liabilities:
Investments sold short, at value (proceeds—$54,488,712)	60,056,919
Payable for cash collateral from securities loaned	3,939,220
Payable for dividend and interest expense on investments sold short	50,515
Payable to custodian	19,521
Payable for foreign withholding taxes	1,539
Accrued expenses and other liabilities	106,686
Total liabilities	64,174,400
Net assets	$225,973,827
Shares outstanding	9,321,666
Net asset value, offering and redemption proceeds per share	$24.2418

[1]	Includes $14,107,741 of investments on loan at value plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

Financial statements

Statement of operations

For the year ended December 31, 2018

UBS U.S. Equity Alpha Relationship Fund
Investment income:
Dividends	$4,308,935
Interest	718,538
Securities lending	2,040
Foreign tax withheld	(27,931)
Total income	5,001,582
Expenses:
Administration	89,998
Professional services	167,314
Trustees’ fees	106,620
Custody and fund accounting	48,354
Insurance expense	25,236
Transfer agency and related services fees	15,444
Shareholder reports	9,360
Dividend expense and security loan fees for securities sold short	2,630,368
Other	22,840
Total expenses	3,115,534
Expense reimbursed by Advisor	(168,121)
Net expenses	2,947,413
Net investment income	2,054,169
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	21,894,728
Securities sold short	(6,992,722)
Net realized gain	14,902,006
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(60,924,912)
Securities sold short	10,501,231
Translation of other assets and liabilities denominated in foreign currency	(8)
Change in net unrealized appreciation (depreciation)	(50,423,689)
Net realized and unrealized loss	(35,521,683)
Net decrease in net assets resulting from operations	$(33,467,514)

See accompanying notes to financial statements.

Financial statements

Statement of changes in net assets

	UBS U.S. Equity Alpha Relationship Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017
Operations:
Net investment income	$2,054,169	$2,210,027
Net realized gain	14,902,006	9,911,484
Net change in unrealized appreciation (depreciation)	(50,423,689)	34,230,678
Net increase (decrease) in net assets from operations	(33,467,514)	46,352,189
From beneficial interest transactions:
Cost of shares redeemed	(840,345)	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(840,345)	—
Increase (decrease) in net asset	(34,307,859)	46,352,189
Net assets:
Net assets, beginning of year	260,281,686	213,929,497
Net assets, end of year	$225,973,827	$260,281,686
Shares redeemed	(28,490)	—
Net decrease in shares outstanding	(28,490)	—

See accompanying notes to financial statements.

Financial statements

Statement of cash flows

For the year ended December 31, 2018

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net decrease in net assets from operations	$(33,467,514)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(82,527,455)
Proceeds from disposition of investment securities	85,538,728
Covers of securities sold short	(38,985,008)
Proceeds from securities sold short	32,948,425
Sales of short-term investments, net	(1,651,808)
Net realized (gain) loss on investments	(21,894,728)
Net realized (gain) loss on securities sold short	6,992,722
Change in unrealized (appreciation) depreciation on investments	60,924,912
Change in unrealized (appreciation) depreciation on securities sold short	(10,501,231)
Increase in due from affiliate	29,174
Decrease in dividends receivable	(13,814)
Decrease in cash collateral for securities sold short	3,380,421
Decrease in other assets	21,041
Decrease in dividends payable and security loan fees for securities sold short	(21,581)
Decrease in accrued expenses and other liabilities	(2,470)
Net cash provided by operating activities	769,814
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	(840,345)
Net cash used in financing activities	(840,345)
Net decrease in cash	(70,531)
Cash:
Beginning of period	72,995
End of period	$2,464

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
UBS U.S. Equity Alpha Relationship Fund	2018	2017	2016	2015	2014
Net asset value, beginning of year	$27.8371	$22.8798	$20.3223	$20.3185	$17.1890
Income (loss) from investment operations:
Net investment income[1]	0.2200	0.2364	0.3179	0.2717	0.2298
Net realized and unrealized gains (losses)	(3.8153)	4.7209	2.2396	(0.2679)	2.8997
Net increase (decrease) from operations	(3.5953)	4.9573	2.5575	0.0038	3.1295
Net asset value, end of year	$24.2418	$27.8371	$22.8798	$20.3223	$20.3185
Total investment return[2]	(12.92)%	21.67%	12.58%	0.02%	18.20%
Ratios to average net assets:
Expenses before expense reimbursements and after dividend expense and security loan fees for securities sold short	1.1792%	0.6751%	0.8837%	0.8318%	0.9371%
Expenses after expense reimbursements and after dividend expense and security loan fees for securities sold short	1.1156%	0.6258%	0.8021%	0.7608%	0.8666%
Expenses after expense reimbursements and before dividend expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	0.78%	0.91%	1.53%	1.29%	1.24%
Supplemental data:
Net assets, end of year (000’s)	$225,974	$260,282	$213,929	$190,322	$190,286
Portfolio turnover	36%	57%	51%	48%	41%

[1]	Calculated using the average shares method.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering one series of investment portfolios. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust has one series available for investment, UBS U.S. Equity Alpha Relationship Fund (the “Fund”). The Fund is classified as a diversified investment company for purposes of the 1940 Act.

Upon the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”), the Board of Trustees of the Trust (“the Board”) approved the liquidation of UBS-HALO Emerging Markets Equity Relationship Fund pursuant to a plan of liquidation. Accordingly, effective June 11, 2018, shares of the UBS-HALO Emerging Markets Equity Relationship Fund were no longer offered for purchase; all shares were redeemed in accordance with its respective plan of liquidation on June 12, 2018.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to the Trust are allocated to each Fund on a pro rata basis.

In the normal course of business, a Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts and the expected risk of loss is remote.

Certain shareholders may redeem units and the redemption proceeds may be paid primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization On Purchased Callable Debt Securities” (“ASU 2017-08”). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for those annual periods, and interim periods within those annual periods, that begin after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

UBS Relationship Funds

Notes to financial statements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions: The Fund currently does not intend to declare and pay distributions.

Foreign currency translation: The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Because the Fund is sold only to accredited investors in a private placement transaction, the Fund may have a limited shareholder base with investors owning a significant portion of the Fund.

UBS Relationship Funds

Notes to financial statements

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is not open, the value of the Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of the Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

UBS Relationship Funds

Notes to financial statements

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee (“VC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Investments

Real estate investment trusts: The Fund may invest in real estate investment trusts (“REITs”). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

UBS Relationship Funds

Notes to financial statements

Short sales: The Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

Restricted securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s portfolio footnotes.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has voluntarily agreed to reimburse the Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed 0.1200% of average daily net assets.

At December 31, 2018, the Advisor owed the Fund $18,028 for expense reimbursements.

During the period ended December 31, 2018, the Fund accrued expense reimbursements of $168,121.

The Fund pays an administration fee to State Street Bank and Trust Company that is computed daily and paid monthly at an annual rate of $90,000.

During the period ended December 31, 2018, the Fund did not pay broker commissions to affiliates of the investment advisor.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities, and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% of the market value for foreign securities, the borrower must provide additional

UBS Relationship Funds

Notes to financial statements

cash, U.S. government securities, and irrevocable letters of credit so that the total value securing the loan returns to at least 102% of the market value for domestic securities and 105% of the market value for foreign securities. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund’s Portfolio of investments. State Street Bank and Trust Company serves as the Fund’s lending agent.

At December 31, 2018, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$14,107,741	$3,939,220	$10,279,349	$14,218,569	US Treasury Notes and US Treasury Bills

*

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at December 31, 2018 was $3,939,220. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $125 million committed credit facility (the “Committed Credit Facility”) with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. During the period ended December 31, 2018, the Fund had no borrowings from the Committed Credit Facility.

Commission recapture program

The Fund may participate in a brokerage commission recapture program. The Fund has established commission recapture arrangements with certain participating brokers or dealers. If the Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2018, the Fund did not have recaptured commission activity.

Purchases and sales of securities

For the period ended December 31, 2018, aggregate purchases and sales of portfolio securities, excluding short- term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS U.S. Equity Alpha Relationship Fund (long transactions)	$82,527,455	$85,528,646
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	38,985,008	32,948,425

UBS Relationship Funds

Notes to financial statements

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of the Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that the Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Fund because taxable income/(loss) of the Fund is included in the income tax returns of the investors. For tax purposes, each component of the Fund’s net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments before investments sold short, held at December 31, 2018 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS U.S. Equity Alpha Relationship Fund	$278,667,402	$45,548,847	$(34,765,318)	$10,783,529

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of December 31, 2018 there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2018, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of UBS Relationship Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Equity Alpha Relationship Fund (the “Fund”) (the sole fund constituting UBS Relationship Funds (the “Trust”)), including the portfolio of investments, as of December 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting UBS Relationship Funds) at December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

March 1, 2019

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Adela Cepeda; 60 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, from 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Trustee and officer information (unaudited)

Independent Trustees (continued)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Abbie J. Smith; 65 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co- founding partner and director of research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and also a member of the audit committee (since May 2017). Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 portfolios).
Frank K. Reilly; 83 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidiaries of Discover Financial Services, and Mr. Reilly is chairman of the audit committee for both banks.

Trustee and officer information (unaudited)

Independent Trustees (continued)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
J. Mikesell Thomas; 68 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former president and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).	Mr. Thomas is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Thomas is a director (since 1992) and chairman of the audit committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012-October 2015), a member of the audit committee (2012-October 2015) and chairman of the investment and finance committees (2014-October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Trustee and officer information (unaudited)

Officers
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 50	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (UBS AM—”Americas region”). She is vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson*; 40	Vice President	Since December 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Mark F. Kemper**; 61	Vice President and Secretary	Since 1999	Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004 respectively). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).
Joanne M. Kilkeary*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017, respectively	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Igor Lasun*; 40	President	Since September 2018	Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
William Lawlor**; 31	Vice President and Assistant Secretary	Since June 2018	Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2013). Mr. Lawlor is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Trustee and officer information (unaudited)

Officers (concluded)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 52	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Frank S. Pluchino***; 58	Chief Compliance Officer	Since November 2017	Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 69 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Eric Sanders**; 53	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Philip Stacey**; 34	Vice President and Assistant Secretary	Since June 2018	Mr. Stacy is an executive director (effective March 2019, prior to which he was a director) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region Mr. Stacey was a legal associate with the Chicago-based investment manager of HFR Asset Management, LLC from 2009 through January 2015. Mr. Stacey is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller**; 57	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028
**	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
***	This person’s business address is 787 Seventh Avenue, New York, New York 10019.
[1]	Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $38,330 and $94,915, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $10,554 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2018 and 2017 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $8,970 and $43,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2018 and December 31, 2017, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)

To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)

To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust, when without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)

To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)

To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)

For the fiscal year ended December 31, 2018, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by E&Y of $209,120 and $137,554 respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2018	2017
Covered Services	$11,880	$54,054
Non-Covered Services	$197,240	$83,500

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant’s independent public accountant

Not applicable to the registrant

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 11, 2019